EXHIBIT 23.1

                          INDEPENDENT AUDITORS' CONSENT

The Board of Directors
ChemFirst Inc.

We consent to the use of our report incorporated herein by reference.


Jackson, Mississippi                            KPMG LLP
November 28, 2000

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